EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Magnum d'Or Resources Inc. (the "Company") for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer, President, and Treasurer, and the Chief Financial Officer and principal financial and accounting officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Magnum d'Or Resources Inc.

Date: May 8, 2006	/s/ Sun Xuguang
Sun Xuguang, Chief Executive
Officer, President and Treasurer

/s/ Sun Shaojun
Sun Shaojun, Vice President,
Chief Financial Officer,and
principal financial and accounting officer